EXHIBIT "B"
                              Consulting Agreement

                              CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT ( "Agreement") is made this 18th day of July 1998, by and between Hudson Consulting Group, Inc., a Nevada corporation ("Consultant") and Flexweight Corporation, a Kansas corporation (the "Company").

         WHEREAS,  Consultant and Consultant's  personnel are in the business of
assisting  development  stage  companies  through  locating,   evaluating,   and
effecting mergers and acquisitions;

         WHEREAS,  Consultant  is  also in the  business  of  providing  general
financial   advise  to   corporate   management   and  also   performs   general
administrative duties for publicly-held companies; and

         WHEREAS, the Company desires to retain Consultant to advise and assist the Company on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Consultant agree as follows:

1.       Engagement

         The Company hereby retains Consultant, effective the date hereof and continuing until termination, as provided herein, to (1) assist the Company in locating evaluating, and effecting a merger and/or acquisition; (2) provide general financial advice to corporate management; (3) provide general administrative duties and (4) assist in the acquisition of various assets (the "Services"). The Services are to be provided on a "best efforts" basis directly and through Consultant's employees or others employed or retained and under the direction of Consultant ("Consultant's Personnel"); provided, however, that the Services shall expressly exclude all legal advice, accounting services or other services which require licenses or certification.

2.       Term

         This Agreement shall have an initial term of one (1) year (the "Primary Term"), with an effective date retroactive to the date services were first performed by Consultant, which was on or about January 2, 1998.

3.       Time and Effort of Consultant

         Consultant shall allocate time and Consultant's personnel as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Consultant has provided a statement identifying, in general, the tasks its has performed from January 1, 1998 to June 30, 1998, attached as Exhibit A. The Company has reviewed this statement and believes the time and effort expended by Consultant to be reasonable for the tasks its has completed. Consultant will continue to provide billing statements on a monthly basis or within (7) days upon the Company's request. These billing statements shall be conclusive evidence that the Services have been performed. Additionally, in the absence of willful misfeasance, bad

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         faith,  negligence or reckless  disregard for the obligations or duties hereunder by Consultant, neither Consultant nor Consultant's personnel shall be liable to the Company or any of its any shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Asset Opportunity or Business Opportunity (as defined herein) undertaken by the Company as a result of advice provided by Consultant or Consultant's personnel.

4.       Compensation

         The Company agrees to pay Consultant a fee for the Services it has provided from January 1, 1998 to June 30, 1998, as stated in Exhibit A (the "Initial Fee") by way of the issuance by the Company of Three Hundred Thousand (300,000) shares of the Company's common stock. After the Initial Fee is paid covering the first 6 months of the Primary Term, the Company agrees to pay Consultant in shares of its common stock for the Services Consultant provides at a rate of 15,000 shares per month (the "Fee Shares").

5.       Other Services

         If the Company subsequent to the date hereof enters into a merger, acquisition or purchases assets as a direct or indirect result of Consultants efforts, the Company agrees to pay Consultant a fee in the manner described below.

         If the Company acquires any asset as a result of Consultants services, excluding the acquisition of a controlling interest in an entity through the purchase of substantially all of the entities assets or stock ("Asset Opportunity"), the Company will pay Consultant a fee equivalent to 10% of the value of such asset. The Company at its discretion can pay Consultant in cash, shares of the Company or in like kind for Assets Opportunity the Company acquires as a result of Consultant's efforts excluding the acquisition of a controlling interest in an entity ("Consultant's Fee").

         If Consultant assists the Company in a merger, acquisition or an asset purchase of an entity ("Business Opportunity"), Consultant shall be paid 5% of the gross value of the merger or acquisition transaction in shares of common stock of the Company within (5) days of signing a Definitive Merger, Acquisition or Asset Purchase Agreement ("M&A Fee"). For purposes of determining Consultants M&A Fee, the Company's shares will be valued at $6.00 per share for assisting the Company in a merger, acquisition or asset purchase.

         The Fee Shares, Consultant's Fee and M&A Fee and any other shares issued pursuant to this Agreement are in addition to any compensation paid to Consultant for its role or any of Consultant's affiliates role, in effecting the acquisition of Oasis Resort, Hotel & Casino-III, Inc., the purchase of any land held by the Company formerly owned by Consultant's affiliates in Oasis, Nevada, or any other shares issued to Consultant or its affiliates prior to July 18, 1998.

6.       Registration of Shares

         The Company shall register all shares of its common stock payable to Consultant with the Securities and Exchange Commission under a Form S-8 or other applicable registration statement, and the Company shall cause such registration statement to be remain effective at all times while

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         Consultant   holds  shares  issued  to  Consultant   pursuant  to  this
         Agreement.

         The Company will pay the Initial Fee upon demand from Consultant with shares registered under an applicable registration statement. If the Company decides to pay the Consultant Fee or the M&A Fee with shares of its common stock such shares shall be registered and payable with 5 days of the event giving rise to the Company's obligation to pay Consultant.

         However, if Consultant at Consultant's election, agrees to accept such shares from the Company based upon exemptions from registration provided by Section 4(2) of the Securities Act of 1933 (the "'33 Act"), Regulation D of the `33 Act, and applicable state securities laws the Company will have no obligation to register Consultant's shares.

7.       Costs and Expenses

         All third party and out-of-pocket expenses incurred by Consultant in the performance of the Services shall be paid by the Company, or Consultant shall be reimbursed if paid by Consultant on behalf of the Company, within ten (10) days of receipt of written notice by Consultant, provided that the Company must approve in advance all such expenses in excess of $500 per month.

8.       Place of Services

         The Services provided by Consultant or Consultant's Personnel hereunder will be performed at Consultant's offices except as otherwise mutually agreed by Consultant and the Company.

9.       Independent Contractor

         Consultant   and   Consultant's   Personnel  will  act  as  independent
         contractors in the performance of any duties under this Agreement. Accordingly, Consultant will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Consultant's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Consultant's Personnel and the Company. Neither Consultant nor Consultant's Personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each Asset Opportunity or Business Opportunity introduced by Consultant, and to make all final decisions with respect to all transactions on any Asset Opportunity or Business Opportunity.

10.      Rejected Asset Opportunity or Business Opportunity

         If, during the term of this Agreement, the Company elects not to proceed to acquire, participate or invest in any Asset Opportunity or Business Opportunity identified and/or selected by Consultant, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such Asset Opportunity or Business Opportunity shall re-vest back to and become proprietary to Consultant, and Consultant shall be entitled to acquire or broker the sale or investment in such rejected Asset or Business or Business Opportunity for its own account, or submit such assets or Business Opportunity elsewhere. In such event, Consultant shall be entitled to any and all

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

         profits or fees resulting from Consultant's purchase, referral or placement of any such rejected Asset Opportunity or Business Opportunity, or the Company's subsequent purchase or financing with such Asset Opportunity or Business Opportunity in circumvention of Consultant.

11.      No Agency Express or Implied

         This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Consultant, or employee and employer as between Consultant's Personnel and the Company.

12.      Termination

         The Company and Consultant may terminate this Agreement prior to the expiration of the Primary Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty
         (30) days written notice under the following conditions:

         (A)      By the Company.

                  (i) If during the Primary Term of this Agreement, Consultant is unable to provide the Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Consultant's personnel; or,

                  (ii) If Consultant willfully breaches or neglects the duties required to be performed hereunder; or,

         (B)      By Consultant.

                  (i) If the Company breaches this Agreement or fails to make any payments or provide information required hereunder; or,

                  (ii) If the Company ceases business or, other than in a merger arranged by Consultant, sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sells substantially all of its assets to another corporation, entity or individual outside of the scope of this Agreement; or,

                  (iii) If the Company has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of, including but not limited to the obligation to pay the Initial Fee, the M&A Fee, or the Consultant Fee; or,

                  (iv) If the Company institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization for rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

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

                  (v) If any of the disclosures made herein or subsequent hereto by the Company to Consultant are determined to be materially false or misleading.

         In the event Consultant elects to terminate without cause or this Agreement is terminated prior to the expiration of the Primary Term by mutual written agreement, or by the Company for the reasons set forth in A(i) and (ii) above, the Company shall only be responsible to pay Consultant for unreimbursed expenses, Consultant Fee and M&A Fee accrued up to and including the effective date of termination. If this Agreement is terminated by the Company for any other reason, or by Consultant for reasons set forth in B(i) through (v) above, Consultant shall be entitled to any outstanding unpaid portion of reimbursable expenses, M&A Fee, if any, and the balance of the Consultant Fee for the remainder of the unexpired portion of the applicable term (Primary
         Term) of the Agreement.

13.      Indemnification

         Subject to the provisions herein, the Company and Consultant agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

14.      Remedies

         Consultant and the Company acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and non-exclusive and shall be in addition to any other remedy to which the parties may be entitled.

15.      Miscellaneous

         (A) Subsequent Events. Consultant and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

         (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

         (C) Further Actions and Assurances. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents a may be reasonably necessary to effectuate the purposes of this Agreement.

         (D) Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement

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

                  to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

         (E) Assignment. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other.

         (F) Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepared, provided that the communication is addressed:

                  (i)      In the case of the Company:

                           Flexweight Corporation
                           915 North Wells, Suite 4
                           Wendover, NV  89883
                           Telephone:       (702) 664-3919
                           Facsimile:       (702) 664-2331

                  (ii)     In the case of Consultant:

                           Hudson Consulting Group, Inc.
                           268 West 400 South, Suite 300
                           Salt Lake City, Utah  84101
                           Telephone:       (801) 575-8073
                           Telefax: (801) 575-8092

                  or to such other person or address designated in writing by the Company or Consultant to receive notice.

         (G)      Headings.   The  section  and  subsection   headings  in  this
                  Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (H) Governing Law. This Agreement was negotiated and is being contracted for in the United States, State of Nevada, and shall be governed by the laws of the State of Nevada, and United States of America, notwithstanding any conflict-of-law provision to the contrary.

         (I) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         (J) Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

         (K) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (L) Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile of similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         (M) Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

                                  "Consultant"
                                  Hudson Consulting Group, Inc.
                                  a Nevada corporation



                                  By:/s/ Richard Surber
                                     ------------------
                                  Name: Richard Surber
                                  Title: President


                                  The "Company"
                                  Flexweight Corporation
                                  a Kansas corporation

                                  By:/s/ Walter G. Sanders
                                     ---------------------
                                  Name: Walter Sanders
                                  Title: President

                                    Exhibit A
                             "Initial Fee" Invoice.

                         HUDSON CONSULTING GROUP, INC.



Invoice submitted to:
Flexweight Corporation
915 North Wells, Suite #4
Wendover, NV 89883


July 18, 1998


            Professional Services - January 1, 1998 to June 30, 1998

                                                                         Hours
                                                                         -----

Kimberly Barrager - SEC filing                                           1.00

Phyllis  Cummings - Corporate document preparation, SEC                 20.75
         filing 20.75 preparation and research.

Melinda Druce - Corporate document preparation                           4.50

Gerald Einhorn - Corporate document preparation, research and           35.00
         conference

Mike Golightly - Corporate document preparation                          2.75

Steve Mallery - Maintaining corporate books, document preparation,      56.25
         SEC filing preparation, research and conference

Wayne Newton - Corporate document preparation, review corporate         87.75
         documents, research, conference with auditors and update general ledger

Judith Richardson - Discussion and document preparation relating         3.75
         to Flexweight's 10-QSB and 10-KSB

Sheila Smith - Preparation of financials and accompanying notes and      2.50
         document preparation

            Professional Services - January 1, 1998 to June 30, 1998
                                   (Continued)

                                                                        Hours
                                                                        -----

Bonnie Tippetts - Corporate document preparation and clerical           15.50

Contract Work
A-Z Professional Consultants, Inc. - Negotiations and financial         40.00
         analysis of acquisition of Mizpah Hotel, parcels of land
         in Wendover, Nevada and various phone conferences with
         principals
                                                                      --------
TOTAL HOURS                                                            269.75


Description                                                        Amount
-----------                                                        ------

Initial Fee pursuant to Consulting Agreement dated            300,000 shares of
         July 18, 1998                                        Flexweight Common
                                                                    Stock

                                    Addendum

         This Addendum to the Consulting Agreement dated July 18, 1998 between Flexweight Corporation (the "Company") and Hudson Consulting Group, Inc. (the "Consultant") is entered into this 15th day of September 1998.

                                    Premises

         WHEREAS, the Company must receive a reduction in fees payable to the Consultant in order to close upon the Asset Purchase Agreement signed September 14, 1998, so that it can provide fee shares to other consultants;

         WHEREAS, the Consultant has assisted in procuring, coordinating adivising and other services relating to the Asset Purchase Agreement with NuOASIS International, Inc. and wishes to assist in a timely closing upon the Asset Agreement and is willing to reduce its fee accordingly;

         WHEREAS, the Consultant has agreed to waive its 300,000 share initial fee in favor of Oxford Consulting, Inc.;

         WHEREAS, the Consultant has agreed to reduce its fee for procuring and assisting the Company in signing and eventually closing up the Asset Purchase Agreement from the contemplated 1,833,333 shares to 1,500,000 shares of the Company's common stock;

         WHEREAS, the Consultant has agreed to waive its 45,000 share fee for consulting work performed in July, August and September;

                                    Agreement

         BASED on the above premises, which are hereby incorporate by this reference and inconsideration of the mutual promises contained herein, the benefit to be derived by each party hereunder and other good and valuable consideration, the sufficiency of which is hereby expressly acknowledged, the Consultant and the Company agree to amend the Consulting Agreement to reflect the above reductions in compensation.


         IN WITNESS WHEREOF, the parties hereto have executed this addendum.

         EXECUTED this 15th day of September, 1998

Hudson Consulting Group, Inc.                          Flexweight Corporation

/s/ Richard Surber                                     /s/ Walter G. Sanders
------------------------                               ---------------------
Richard Surber, President                              Walter Sanders, President